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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   -----------

                                    FORM 8-K
                                   -----------

                                 CURRENT REPORT
     Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2006

                           CRAWFORD LAKE MINING, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                 333-131017               98-0509797
     (State or other      (Commission File Number)       (IRS Employer
     jurisdiction of                                  Identification No.)
      incorporation)

2470 St. Rose Pkwy, Suite 304, Henderson, NV                89074
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (506) 872-4033

                     4372 Greta Street, Burnaby, BC, V5J 1N8
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement  communications  pursuant  to   Rule  13-e-4(c)  unde   the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

            On August 11, 2006, Crawford Lake Mining, Inc., a Nevada corporation ("Crawford", the "Company", "we", or "us"), Apollo Corporation, ("Apollo") a Crawford Shareholder holding the majority of the shares issued and outstanding of Crawford and Jinan Yinquan Technology Co. Ltd. ("Jinan"), an equity joint venture registered under the laws of the People's Republic of China engaged in the development of telecommunication technology and the provision of Voice over the Internet Protocol ("VoIP"),entered into a Stock Purchase Agreement and Share Exchange (the "Agreement") pursuant to which Jinan will become a wholly-owned subsidiary of the Company.

            On August 17, 2006 (the "Closing Date"), we acquired all of the outstanding capital stock of Jinan in exchange for the issuance of 40,000,000 shares of our common stock to the Jinan Shareholders and $200,000. Such shares are restricted in accordance with Rule 144 of the 1933 Securities Act. In addition, as further consideration for the acquisition, Apollo Corporation, the principal shareholder of the Company, agreed to cancel 11,750,000 post-split shares of its outstanding common stock. Based upon same, Jinan became our wholly-owned subsidiary.

         The Stock Purchase Agreement and Share Exchange agreement contains various representations, warranties, covenants and agreements, and indemnity obligations of the parties.

         As per the Stock Purchase Agreement, the Company warrants and represents that it will issue a total of 500,000 shares of its common stock (the "Financing Shares") to raise in the aggregate up to $1,000,000 after the closing of this agreement.

         As per the Stock Purchase Agreement, the Company will also enter into a consulting Agreement with Leasing Standard Limited under which the Company will issue 400,000 shares of its common stock (the "Consulting Shares") to cover the costs incurred under the consulting agreement.

         As per the Stock Purchase Agreement, the total number of shares issued and outstanding after the financing shares and consulting shares have been issue will be 51,758,000.

Item 2.01 Completion of Acquisition or Disposition of Assets
------------------------------------------------------------

Overview

            On August 17, 2006, the transaction described in Item 1.01 was completed (the "Closing"). After the Closing, we had outstanding 50,858,000 post-split shares of Common Stock and as a result of the transaction, Jinan became our wholly owned subsidiary.


Changes Resulting from the Acquisition

            We intend to discontinue our business of engaging in the acquisition and exploration of mineral properties. Instead, we will operate our business through our wholly-owned subsidiary Jinan, which specializes in research, development and commercialization of network communication technology. Accordingly, the Company will change its name to China VOIP & Digital Telecom Inc. and will file the documentation necessary to change its trading symbol to better reflect our new name. Our company was founded in 2001 to leverage the experience and expertise of its management team and exploit emerging opportunities in China as they relate to the provision of low-cost, reliable telecommunications products and services. Our principal offices have been relocated to Rm 508, No 786 Xin Shuo Street, Hitech Develop Zone, Jinan, People's Republic of China, while we will use a mail forwarding service at 2470 Saint Rose Parkway, Suite 304, Henderson Nevada, 89074.


            Under Nevada law, the Board of Directors of Crawford and Jinan approved the completion of the Acquisition and its related transactions without stockholder approval, as Nevada Revised Statutes does not require stockholder approval from the acquiring entity in an acquisition.

Description of the Company

            We were originally incorporated in Nevada on October 18, 2004 as a development stage company in the business of mineral exploration. On January 31, 2005, we entered in a Mineral Property Purchase Agreement whereby we purchased from Klondike Bay Resources one (1) mining claim consisting of twelve (12) units covering one hundred and ninety-two (192) hectares known as the Little Bonanza Property. Upon the effectiveness of the Acquisition, the Company succeeded to the business of Jinan, which will be continued as its sole line of business. The Company will also change its name to China VOIP & Digital Telecom Inc. to better reflect its new business and will file the documentation necessary to change its trading symbol to better reflect our new name.

Description of Business

            Unless otherwise indicated or the context otherwise requires, all references below to "Crawford" or the "Company" means Crawford Lake Mining, Inc. and Jinan on a combined basis after the Acquisition.

Overview

            We are engaged in the research, development and commercialization of network communication technology in the People's Republic of China. Since our inception in 2001, we have leveraged the knowledge and experience of our management and consultants to develop technology used in the delivery of products and services relating to Voice over Internet Protocol. Our primary business model is the delivery of state of the art VOIP technology to the People's Republic of China.

Development

            As we are a technology company, research and development activities are a fundamental building block to our future financial success. We will devote significant resources to identifying and developing new technology to be used in the telecommunication industry.

Revenue Sources

            We currently have customers established in 17 cities in the Province of Shandong, in the People's Republic of China. We derive our revenues from the provision of access to our NP Soft Switch System to provide each customer with access to our VOIP technology and network. Customers typically pay a flat monthly fee for usage of our system. Furthermore, the Company offers hardware such as IP telephones to customers for a fee. However the main focus is the provision of the service and not the provision of hardware.

Products

     The Company developed the NP Soft Switch IP telephone system that it is currently marketed in 17 cities in the Shandong Province of the People's Republic of China. The software technology allows users to make telephone calls using the internet or Voice over Internet Protocol. This technology has been registered with the Shandong Information Industry Office and is protected by a software copyright certificate issued by the State Copyright Bureau of the People's Republic of China.

     The Company has also developed a video conference call system that uses its proprietary NP Soft Switch system. This conference call system allows up to 1000 concurrent users to participate on a call and also provides recording and playback features that can be downloaded by the users who are not able to attend the call.

     The Company is also in the testing phase of other products that will enhance the mobility feature of the services provided by Jinan.

Marketing Strategy

     The Company currently uses a direct sales force to market its products. Also, the Company has an arrangement with China Tie Tong, one of China's 6 largest telecommunications companies whereas China Tie Tong invests hardware for a fixed usage fee and Jinan provides the NP Soft Switch software to customers.

Competition

            The six larger telecommunication firms in China are actively looking for Voice over Internet Protocol solutions over the next few years. These telecommunication companies, along with domestic Internet Service Providers are seen as the competition for Jinan. The Company currently has an arrangement with China Tie Tong, one of the six larger telecommunication firms in China to help market and implement its NP Soft Switch systems.

            We believe that the principal competitive factors in our market are:
o        Quality of service delivery of VOIP

o        Key relationships within the industry;

o        Quality of company management; and

o        Product innovation.



                                  RISK FACTORS

            An investment in our common stock is highly speculative and involves a high degree of risk. Therefore, you should consider all of the risk factors discussed below, as well as the other information contained in this document. You should not invest in our common stock unless you can afford to lose your entire investment and you are not dependent on the funds you are investing.

            Please note that throughout this report, the words "we", "our", "us" or the "Company" refer to Crawford or Jinan.

                      Risks Associated with our Operations

We may require additional funds to achieve our current business strategy and our inability to obtain additional financing could cause us to cease our business operations.

            We may or may not need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Such financing may not be available when needed. Even if such financing is available, it may be on terms that are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our capital requirements to implement our business strategy will be significant. However, at this time, we can not determine the amount of any additional funding that may or may not be necessary to implement such plan. We may not be able to obtain such financing if and when it is needed on terms we deem acceptable. Our inability to obtain financing would have a material negative effect on our ability to implement our expansion strategy, and as a result, could require us to diminish or suspend our expansion strategy.

            If we are unable to obtain financing should it be required on reasonable terms, we could be forced to delay, scale back or eliminate certain product and service development programs. In addition, such inability to obtain financing on reasonable terms could have a material negative effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations, any of which could put your investment dollars at significant risk.

If we are unable to retain the services of our executive officers, or if we are unable to successfully recruit qualified managerial personnel and employees with experience in business and the telecommunication industry, we may not be able to continue our operations.

            Our success depends solely upon the continued service of executive management team and team of consultants. The loss of the any combination of these individuals would have a material adverse effect on our growth, revenues, and prospective business. We do not maintain key-man insurance on the life of our executive officer. In addition, in order to successfully implement and manage our business plan, we will be dependent upon, among other things, successfully recruiting qualified managerial personnel and employees with experience in business and the telecommunications industry. Competition for qualified individuals is intense. There can be no assurance that we will be able to find, attract and retain existing employees or that we will be able to find, attract and retain qualified personnel on acceptable terms.

There may be potential liabilities associated with the Company that we were not aware of at the time of the Acquisition.

            We may have liabilities that we did not discover or may have been unable to discover during our pre-acquisition investigation. Any indemnities or warranties may not fully cover such liabilities due to their limited scope, amount or duration, the financial limitations of the indemnitor or warrantor, or for other reasons. Therefore, in the event we are held responsible for the foregoing liabilities, our operations may be materially and adversely affected.

The Jinan equity holders currently own a controlling interest in our voting stock and investors may not have any voice in our management.

            In connection with the acquisition of Jinan, the Jinan Equity Holders will hold an aggregate of 79% of our outstanding shares of common stock, and in the aggregate, has the right to cast 79% of the votes in any vote by our stockholders. Thus, these stockholders, acting together, will have the ability to control substantially all matters submitted to our stockholders for approval, including:

        |X| election of our board of  directors;
        |X| removal of any of our directors;
        |X| amendment of our certificate of incorporation or bylaws; and |X| adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

            As a result of their ownership and positions, our directors and executive officers collectively are able to influence all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. In addition, sales of significant amounts of shares held by our directors and executive officers, or the prospect of these sales, could adversely affect the market price of our common stock. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

It is likely that additional shares of our stock will be issued in the normal course of our business development, which will result in a dilutive affect on our existing shareholders.

            We may issue additional stock as required to raise additional working capital in order to undertake company acquisitions, recruit and retain an effective management team, compensate our officers and directors, engage industry consultants and for other business development activities.

If we fail to adequately manage our growth, we may not be successful in growing our business and becoming profitable.

            We expect our business and number of employees to grow over the next year. We expect that our growth will place significant stress on our operation, management, employee base and ability to meet capital requirements sufficient to support our growth over the next 12 months. Any failure to address the needs of our growing business successfully could have a negative impact on our chance of success.

If we acquire or invest in other businesses, we will face certain risks inherent in such transactions.

            We may  acquire,  make  investments  in,  or  enter  into  strategic alliances or joint ventures with, companies engaged in businesses that are similar or complementary to ours. If we make such acquisitions or investments or enter into strategic alliances, we will face certain risks inherent in such transactions. For example, we could face difficulties in managing and integrating newly acquired operations. Additionally, such transactions would divert management resources and may result in the loss of artists or songwriters from our rosters. We cannot assure you that if we make any future acquisitions, investments, strategic alliances or joint ventures that they will be completed in a timely manner, that they will be structured or financed in a way that will enhance our creditworthiness or that they will meet our strategic objectives or otherwise be successful. Failure to effectively manage any of these transactions could result in material increases in costs or reductions in expected revenues, or both.

"Penny Stock" rules may make buying or selling our common stock difficult.

            Trading in our securities is subject to the "penny stock" rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser's written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker- dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. Broker- dealers who sell penny stocks to certain types of investors are required to comply with the Commission's regulations concerning the transfer of penny stocks. These regulations require broker-dealers to:

        |X| Make a  suitability determination prior to selling a penny stock to the purchaser;
        |X| Receive the purchaser's  written consent to the transaction;
            and
        |X| Provide certain written disclosures to the purchaser.

      Risks Associated with the Telecommunications and Software Industries


            Management is fully aware of these risks, and believes that these are manageable risks and does not post real threats to the Company's healthy development.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

            The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this 8K.

Background on Company

Overview

           We were originally incorporated in Nevada on October 18, 2004 as a development stage company in the business of mineral exploration. On January 31, 2005, we entered in a Mineral Property Purchase Agreement whereby we purchased from Klondike Bay Resources one mining claim consisting of twelve units covering 192 hectares known as the Little Bonanza Property Upon the effectiveness of the Acquisition, the Company succeeded to the business of Jinan, which will be continued as its sole line of business.

           Upon the effectiveness of the Acquisition, the Company succeeded to the business of Jinan, which will be continued as its sole line of business. We are engaged in the research, development and commercialization of network communication technology in the People's Republic of China. Accordingly, the Company will change its name to China VOIP & Digital Telecom Inc. to better reflect its new business. Furthermore, the Company will file all documentation that is required to be submitted in order to have its trading symbol changed to better reflect the company's new name. Since our inception in 2001, we have leveraged the knowledge and experience of our management and consultants to develop technology used in the delivery of products and services relating to Voice over Internet Protocol. Our primary business model is the delivery of state of the art VOIP technology to the People's Republic of China.

Plan of Operation

            During the next twelve months, we expect to take the following steps in connection with the development of our business and the implementation of our plan of operations:

         We intend to continue with our marketing strategies to market our NP Soft Switch System in the People's Republic of China. We currently offer our products to 17 cities within the Shandong Province. Furthermore, our NP Soft Switch system is being tested in 2 other markets.

         Along with the continued marketing activities of our current products and services, we are also developing other telecommunication technologies in order to complement our VOIP product offering.

         During the next twelve months, the Company expects to roll out new technologies and also expand into new markets within the People's Republic of China.


Capital Resources and Liquidity

            As of June 30, 2006, we have $225,009 in cash and cash equivalents. We may require a substantial amount of cash in order to further enhance our operations and develop new cutting edge telecommunication activities.


Off-Balance Sheet Arrangements

            We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, results of operations, liquidity or capital expenditures.



Employees

            We currently have thirty employees, all of which are located in China.

Properties

            Our offices are located at Rm 508, No 786 Xin Shuo Street, Hi-tech Develop Zone, Jinan, People's Republic of China. The Company leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through December 31, 2005. The non-cancelable operating lease agreements provide that the Company pays certain operating expenses applicable to the leased premises according to the Chinese Law.

Legal Proceedings

            We are not aware of, or party to, any pending or threatened legal proceedings.

Government Regulation

           The Company's operations are carried out in the People's Republic of China. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the People's Republic of China, by the general state of the People's Republic of China's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.


Directors and Executive Officers

            The following table sets forth information regarding the members of the Company's Board of Directors and its executive officers on October 23, 2006. The directors listed below will serve until the next annual meeting of the Company's stockholders.

--------------------------------------------------------------------------------
       Name             Age       Position
--------------------------------------------------------------------------------
Li Kunwu                     42  President, CEO and CFO, Director
Wang Qinghua                 46  General Manager, Director
Xu Yinyi                     47  Director
Jiang Yanli                  40  Director
--------------------------------------------------------------------------------


            The principal occupation for the past five years (and, in some instances, for prior years) of each of our directors and officers are as follows:


Li Kunwu, CPA

Mr. Li is currently serving as the board Chairman of Jinan Yinquan Technology Co. Ltd. Mr. Li possesses extensive experience with regards to equity investments and securities research. Mr.Li also possesses experience in real estate investment, particularly relating to real estate investment risk evaluation. Mr. Li is a CPA in the People's Republic of China, with an experience serving as a Financial Controller in large-scale state-owned enterprises for more than ten years. He holds degrees in Economics, Management/Finance, and Accounting from Shandong University.

Wang Qinghua

Mr. Wang is serving as the Managing Director of Jinan Yiquan Technology Co. Ltd. Mr. Wang is an expert in the areas of software, system integration, network communication, and project management. He has worked on a number of projects including Jinan Railway Bureau as project manager and major de-signer, and was also in charge of JYT's NP soft switch and video monitor project as system designer and project manager. Mr. Wang has developed and installed network systems and large communication projects for several well-known Chinese power plants.

Xu Yinyi

Mr. Xu is currently serving as a Director of the company. Mr. Xu was The Chief of Foreign Trade Section of Jinan Municipal People's Government in Shanghai, with the experiences of serving as the general manager for more than ten years.

Jiang Yanli, CPA, CPV, CTA

Mr Jiang with his master's degree has been in the finance management and consultation field for more than twenty years, with extensive experiences in financial consulting. He is now serving as the commissioner of CPPCC Shandong Province, the vice-chairman of China International Commercial Chamber Qingdao Chamber, executive commissioner of Qingdao Industry & Commerce League, vice-president of Qingdao Professional Manager Association, and vice-chairman of Qingdao Internal Audit Association. In 2005, Mr. Jiang was honored as "the 100 Faithful Stars of China Economy". Up to now, Mr. Jiang has released more than 40 thesis and articles on newspaper and magazines of various levels, including the state, provincial and civic ones.

Board of Directors Composition and Committees

            Effective October 23, 2006, the Board of Directors is comprised of Li Kunwu, Wang Qinghua, Xu Yinyi and Jiang Yanli.

Director Compensation

            Following the Acquisition, the Company may compensate non-management directors through the issuance of stock awards including, without limitation, stock options, restricted stock awards, stock grants and/or stock appreciation rights. The Company intends to make such awards pursuant to a stock option plan or employee incentive plan to be approved by the Company.

Indemnification of Directors and Officers

            As permitted by the provisions of the Nevada Revised Statutes ("NRS"), we have the power to indemnify any person made a party to an action, suit or proceeding by reason of the fact that they are or were a director, officer, employee or agent of the Company, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any such action, suit or proceeding if they acted in good faith and in a manner which they reasonably believed to be in, or not opposed to, our best interest and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. Termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to our best interests, and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful.

            We must indemnify a director, officer, employee or agent who is successful, on the merits or otherwise, in the defense of any action, suit or proceeding, or in defense of any claim, issue, or matter in the proceeding, to which they are a party because they are or were a director, officer, employee or agent, against expenses actually and reasonably incurred by them in connection with the defense.

            We may provide to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as the expenses are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that they are not entitled to be indemnified by us.
            The NRS also permits a corporation to purchase and maintain liability insurance or make other financial arrangements on behalf of any person who is or was

o        a director, officer, employee or agent of the corporation,
o        or is or was serving at the  request of the  corporation  as a
         director,   officer,   employee   or  agent  of  another   corporation,
         partnership, joint venture, trust or other enterprises.

            Such coverage may be for any liability asserted against them and liability and expenses incurred by them in their capacity as a director, officer, employee or agent, or arising out of their status as such, whether or not the corporation has the authority to indemnify them against such liability and expenses.

            Insofar as indemnification for liabilities arising under the Securities Act, as amended, may be permitted to officers, directors or persons controlling our company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

Executive Compensation

            The following executives of the Company received compensation in the amounts set forth in the chart below for the period ended July 31, 2006. All compensation listed is in US dollars. No other item of compensation was paid to any officer or director of the Company other than reimbursement of expenses.

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                        Annual Compensation                                    Long-Term Compensation
----------------------------------------------------------------------------------------------------------------------
                                                                               Awards        Payouts
----------------------------------------------------------------------------------------------------------------------
Name And        Year    Salary     Bonus     Other Annual       Restricted     Securities    LTIP         All Other
Principal                                    Compensation       Stock          Under-lying                Compensation
                                                                Award(s)       Options
                                                                               /SARs        Payouts
Position                 ($)       ($)            ($)             ($)             ($)        ($)             ($)
----------------------------------------------------------------------------------------------------------------------
Li Kunwu        2006      0         0              0               0               0          0               0
----------------------------------------------------------------------------------------------------------------------

Certain Relationships and Related Transactions

None.

Security Ownership of Certain Beneficial Owners and Management

            The following table sets forth information regarding the number of shares of Common Stock beneficially owned on October 23, 2006, by each person who is known by the Company to beneficially own 5% or more of the Company's Common Stock, each of the Company's directors and executive officers, and all of the Company's directors and executive officers, as a group:

-------------------------------------------------------------------------------
Name and Address                Number of Common Shares        Percent of Class
                                Beneficially Owned(2)
-------------------------------------------------------------------------------
Li Kunwu (1)                          6,200,000                       12.19%
Rm 308-No 786 Xin Shuo St
Hi-Tech Develop Zone
Jinan, China
-------------------------------------------------------------------------------
Wang Qinghua (1)                      6,200,000                       12.19%
Rm 308-No 786 Xin Shuo St
Hi-Tech Develop Zone
Jinan, China
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Xu Yinyi (1)                          2,880,000                        5.66%
Rm 308-No 786 Xin Shuo St
Hi-Tech Develop Zone
Jinan, China
-------------------------------------------------------------------------------
Jiang Yanli (1)                         200,000                        0.39%
Rm 308-No 786 Xin Shuo St
Hi-Tech Develop Zone
Jinan, China
-------------------------------------------------------------------------------
All directors and executive          15,680,000                       30.83%
officers as a group (4 in number)
-------------------------------------------------------------------------------



(1) The persons listed are either an officer and/or director of the Company. (2) Based on 50,858,000 shares of common stock issued and outstanding as of October 21, 2006.


Description of Securities

            We are authorized to issue 75,000,000 shares of common stock, par value $0.001 per share. We have a total of 50,858,000 shares of common stock issued and outstanding.

            All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitled the hold thereof (a) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (b) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (c) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. Our common stock is not subject to redemption and carries no subscription or conversion rights.

            In addition, such authorized but un-issued common shares could be used by the board of directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the common shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a "poison pill."

Market Price of and Dividends on Our Common Equity and Related Stockholder
Matters

            The Company is eligible to participate in the over-the-counter securities market through the National Association of Securities Dealers Automated Quotation Bulletin Board System, under the trading symbol "CWFM". The Company's shares of Common Stock has been thinly traded on the over-the-counter securities market since it has become eligible.


            The information set forth in Item 1.01 is incorporated herein by reference.


Item 3.02 Unregistered Sales of Equity Securities
-------------------------------------------------

On August 17, 2006, Crawford Lake Mining issued 40,000,000 shares of its common stock to the Shareholders of Jinan in connection with the acquisition of the capital stock of Jinan. The common stock was issued in a private transaction in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 as amended. Please see the disclosures regarding the Purchase Agreement and the transactions contemplated thereby in Item 1.01 above, which is hereby incorporated into this Item 3.02 by reference.

Item 5.01 Changes in Control of Registrant
------------------------------------------

On August 17, 2006, in exchange for all of the Jinan common shares tendered, we issued to the Jinan shareholders a total of 40,000,000 shares of our common stock which represents 79% of our issued and outstanding common stock after the close of the transaction. Such shares are restricted in accordance with Rule 144 of the 1933 Securities Act.

Accounting treatment; Change of Control. The acquisition is being accounted for as a reverse merger (recapitalization), since the former equity holders of Jinan now own a majority of the outstanding shares of our common stock. No arrangements or understandings exist among present or former controlling shareholders with respects to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a change of control in the future. As a result of the issuance of shares representing, and equating to, 79% of our issued and outstanding common stock, and the change of the majority of our officers and directors, a change in control occurred on the date of consummation of the transaction. As of the time immediately following the closing, we continue to be a "Small Business Issuer" as defined under the Securities Exchange Act of 1934 as amended.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
-------------------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

On October 23, 2006, further to the transactions contemplated thereby in Item 1.01, which is hereby incorporated into this Item 5.02 by reference, Crawford Lake Mining Inc. has appointed the following individuals to its Board of
Directors: Li Kunwu, Wang Qinghua, Xu Yinyi and Jiang Yanil.

Mr. Li is currently serving as the board Chairman of Jinan Yinquan Technology Co. Ltd. Mr. Li possesses extensive experience with regards to equity investments and securities research. Mr.Li also possesses experience in real estate investment, particularly relating to real estate investment risk evaluation. Mr. Li is a CPA in the People's Republic of China, with an experience serving as a Financial Controller in large-scale state-owned enterprises for more than ten years. He holds degrees in Economics, Management/Finance, and Accounting from Shandong University.

Mr. Wang is serving as the Managing Director of Jinan Yiquan Technology Co. Ltd. Mr. Wang is an expert in the areas of software, system integration, network communication, and project management. He has worked on a number of projects including Jinan Railway Bureau as project manager and major de-signer, and was also in charge of JYT's NP soft switch and video monitor project as system designer and project manager. Mr. Wang has developed and installed network systems and large communication projects for several well-known Chinese power plants.

Mr. Xu is currently serving as a Director of the company. Mr. Xu was The Chief of Foreign Trade Section of Jinan Municipal People's Government in Shanghai, with the experiences of serving as the general manager for more than ten years.

Mr Jiang with his master's degree has been in the finance management and consultation field for more than twenty years, with extensive experiences in financial consulting. He is now serving as the commissioner of CPPCC Shandong Province, the vice-chairman of China International Commercial Chamber Qingdao Chamber, executive commissioner of Qingdao Industry & Commerce League, vice-president of Qingdao Professional Manager Association, and vice-chairman of Qingdao Internal Audit Association. In 2005, Mr. Jiang was honored as "the 100 Faithful Stars of China Economy". Up to now, Mr. Jiang has released more than 40 thesis and articles on newspaper and magazines of various levels, including the state, provincial and civic ones.

On October 23, 2006, the Board of Directors of Crawford Lake Mining Inc. accepted the resignation of Denis Gallant from the positions of President, Chief Executive, Chief Financial Officers and Director. Mr. Li Kunwu has been appointed as the Company's new President and Chief Executive Officer effective October 17, 2006.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(A)           Financial Statements of business acquired

The financial statements of Jinan Yinquan Technology Co., including the report of the independent registered public accounting firm, Kabani & Company, required by this item, appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The unaudited financial statements of Jinan Yinquan Technology Co. required by this item appear at Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(B)         Proforma financial information

Pro forma information required by this Item, if any, will be filed by an amendment to this initial report on Form 8-K as soon as practicable, but in no event later than 71 days after this initial report on Form 8-K is required to be filed.

     (C)    Shell company transactions - Not applicable

     (D)    Exhibits

           2.01- Stock Purchase Agreement among Jinan Yinquan Technology Co. Ltd, the equity holders of Jinan, and Crawford Lake Mining Inc. dated August 17, 2006.

           99.1-Audited financial statements of Jinan Yinquan Technology Co. Ltd. for the years ended December 31, 2005 and 2004.

           99.2-Unaudited financial statements of Jinan Yinquan Technology Co. Ltd as at and for the six months ended June 30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Crawford Lake Mining Inc.

Date: October 23, 2006                             By:
                                                       -----------------------
                                                       Name: Li Kunwu
                                                       Title: President and CEO